Exhibit 99.1 - Certification required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Axeda Systems Inc. (the Company) on Form 10-Q for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on May 15, 2003 (the Report), I, Robert M. Russell Jr., Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:     /s/ Robert M. Russell Jr.
        ----------------------------
        Robert M. Russell Jr.
        Chairman of the Board and
        Chief Executive Officer
        May 15, 2003

         This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose. A signed original of this written statement required by Section 906 has been provided to Axeda Systems Inc. and will be retained by Axeda Systems Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Axeda Systems Inc. (the Company) on Form 10-Q for the quarterly period ended March 31, 2003, as filed with the Securities and Exchange Commission on May 15, 2003 (the Report), I, Thomas J. Fogarty, Executive Vice President, Chief Financial Officer and Treasurer , certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

 By:     /s/ Thomas J. Fogarty
        ----------------------------
        Thomas J. Fogarty,
        Executive Vice President,
         Chief Financial Officer and Treasurer
          May 15, 2003

         This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose. A signed original of this written statement required by Section 906 has been provided to Axeda Systems Inc. and will be retained by Axeda Systems Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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